Exhibit 99.1

Investor Relations Contact:

John Mills

ICR, Inc.

310-954-1105

John.Mills@icrinc.com

eDiets.com, Inc. and As Seen On TV, Inc. Sign Definitive Merger Agreement

Merger Expected to Accelerate Growth of Fresh Food Meal Delivery Business

FORT LAUDERDALE, FL, November 1, 2012 – eDiets.com, Inc. (OTCBB: DIET), a provider of convenient at-home diet, fitness and healthy lifestyle solutions, today announced that it has signed a definitive merger agreement under which eDiets.com will become a wholly-owned subsidiary of As Seen On TV Inc. (“ASTV’) (OTCQB: ASTV), a direct response marketing company and owner of AsSeenOnTV.com, in a stock-for-stock transaction valued at approximately $13 million based on the closing per share price of ASTV’s common stock on October 30, 2012.

Under the terms of the agreement, ASTV will issue 19,077,252 shares of its common stock in exchange for all of the issued and outstanding shares of eDiets common stock. Based on the number of shares that eDiets expects to have outstanding at the effective date of the merger, the Company expects that each eDiets.com stockholder will receive approximately 1.2667 shares of ASTV common stock for each share of eDiets.com common stock.

“The combination of eDiets and As Seen on TV will bring together what we believe to be the strongest team of direct response talent in the industry and a product line with significant growth potential,” said Kevin Richardson, Chairman of eDiets.com. “We are excited to benefit from As Seen On TV’s extensive marketing infrastructure, including new potential marketing channels, customer database and celebrity contacts and believe that they have the depth and experience needed to realize the potential of our fresh-prepared diet meal delivery service. We trust our stockholders will share our enthusiasm for the prospects of this exciting combination.”

The boards of directors of both companies have approved the agreement and the eDiets.com Board of Directors has recommended that eDiets.com’s stockholders approve the merger. Upon receipt of stockholder approval and consummation of the anticipated merger, eDiets.com will become a wholly-owned subsidiary of As Seen On TV, Inc. and will continue to be operated by its current management team, including Kevin Richardson, Chairman of eDiets.com, and Jennifer Hartnett, President and Chief Executive Officer.

The closing of the merger is subject to customary closing conditions, including approval of the transaction by eDiet.com’s stockholders. Subject to satisfaction or waiver of these conditions, eDiets.com anticipates that the merger will close during the first quarter of 2013.

Under the terms of the merger agreement, the Company may solicit superior proposals from third parties for a period of 30 calendar days continuing through November 30, 2012. It is not anticipated that any developments will be disclosed with regard to this process unless the Company’s Board of Directors makes a decision with respect to a potential superior proposal. There are no guarantees that this process will result in a superior proposal.

About eDiets

eDiets.com, Inc. is a leading provider of personalized nutrition, fitness and weight-loss programs. eDiets features its award-winning, fresh-prepared diet meal delivery service as one of the more than 20 popular diet plans sold directly to members on its flagship site, www.eDiets.com. eDiets.com’s unique infrastructure offers individuals an end-to-end solution strategically tailored to meet its customers’ specific goals of achieving a healthy lifestyle. For more information, please call 310-954-1105 or visit www.eDiets.com.

Forward-Looking Statements

In accordance with the Private Securities Litigation Reform Act of 1995, we caution you that, whether or not expressly stated, certain statements made in this news release that reflect management’s expectations regarding future events and economic performance are forward-looking in nature and, accordingly, are subject to risks, uncertainties and assumptions. This news release contains forward-looking statements about the Company including statements about the Company’s expectations: (i) regarding the number of ASTV shares that eDiets stockholders will receive in the merger (ii) that we will receive stockholder approval and consummate the merger; (iii) that, to the extent it does not conflict with our obligations under the merger agreement, we will be able to obtain the additional financial support required in order to remain in business, (iv) regarding the future prospects and growth potential of the combined companies; (v) the potential benefits to be derived from As Seen On TV’s marketing infrastructure and channels, customer database and celebrity contacts, as well as its experience; and (vi) regarding market demand for our products. We wish to caution readers that certain important factors may have affected and could in the future affect our actual results and could cause actual results to differ significantly from those expressed in any forward-looking statement. With respect to our expectation as to the ultimate exchange ratio of ASTV shares that will be issued in exchange for one share of eDiets common stock, this will depend on the number of shares of eDiets common stock that is outstanding at the effective time of the merger. With respect to all these statements, these factors would also include those risk factors set forth in filings with the Securities and Exchange Commission, including our annual and quarterly reports, and the following: (i) our ability to consummate the merger with As Seen on TV, Inc. pursuant to the terms of the merger agreement, including the ability and willingness of each party to fulfill their respective closing condition obligations; (ii) our ability to attract and retain customers at an acceptable cost; (iii) our ability to raise additional financial support from one or more sources; (iv) our ability to sufficiently increase our revenues and control expenses, including through controlling increases in the cost of food and food services; (v) the effectiveness of our marketing and advertising programs; (vi) our ability to recruit and retain key executive officers and (vii) our ability to maintain compliance with applicable regulatory requirements, and (viii) the state of the credit markets and capital markets, including the level of volatility, illiquidity and interest rates. These risks are not exhaustive and may not include factors that could adversely impact our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We do not undertake any responsibility to update any of these forward-looking statements to conform our prior statements to actual results or revised expectations.

Additional Information about the Merger and Where to Find It

In connection with the merger, ASTV will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 concerning the merger transaction. The Registration Statement will include a combined prospectus for the offer and sale of ASTV common stock shares to eDiets stockholders as well as a proxy statement of eDiets for the solicitation of proxies from its stockholders for use at the meeting at which the merger transaction will be voted upon. The combined prospectus and proxy statement and other documents filed by ASTV and eDiets with the SEC will contain important information about ASTV, eDiets and the merger transaction. The materials to be filed by the Company with the Securities and Exchange Commission may be obtained free of charge at the Securities and Exchange Commission’s web site at www.sec.gov. Investors and stockholders also may obtain free copies of the proxy statement from the Company by contacting eDiets Investor Relations at 555 SW 12th Ave, Suite 210, Pompano Beach, Florida 33069 or John.Mills@icrinc.com. Investors and security holders of the Company are urged to read the combined registration statement and proxy statement, including any amendments or supplements and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

The Company and its respective directors, executive officers and other members of their management and employees, under the Securities and Exchange Commission rules, may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2012 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and the proxy statement and other relevant materials which may be filed with the Securities and Exchange Commission in connection with the merger when and if they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available. Additional information regarding the Company directors and executive officers is also included in the Company’s proxy statement for its 2012 annual meeting of stockholders.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933, as amended.

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